Exhibit 10.18

FIRST AMENDMENT

TO

EXECUTIVE EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into effective as of [_____] (the “Amendment Effective Date”), by and between 908 Devices Inc., a Delaware corporation (the “Company”), and [_____] (the “Executive” and, together with the Company, the “Parties”).

Whereas, the Company and Executive entered into that certain Executive Employment Agreement (the “Agreement”) dated as of [_____];

Whereas, the Parties desire to amend Section 2 of the Agreement in the manner reflected herein;

Whereas, the Compensation Committee of the Board of Directors of the Company has approved the amendment of the Agreement in the manner reflected herein; and

Whereas, all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

Now Therefore, in consideration of the premises and mutual covenants and conditions herein, the Parties, intending to be legally bound, hereby agree as follows, effective as of the Amendment Effective Date:

1. Clawback. Section 2 of the Agreement is hereby amended to add the following subsection (g):

“(g)Clawback Policy; Applicable Laws. All compensation and awards under this Agreement shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or committee thereof, and as in effect from time to time; and (ii) the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws.”

2. Counterparts. This Amendment may be executed in one or more facsimile, electronic or original counterparts, each of which shall be deemed an original and both of which together shall constitute the same instrument.

3. Ratification. All terms and provisions of the Agreement not amended hereby, either expressly or by necessary implication, shall remain in full force and effect. From and after the date of this Amendment, all references to the term “Agreement” in this Amendment or the original Agreement shall include the terms contained in this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment to Executive Employment Agreement effective as of the Amendment Effective Date.

908 DEVICES INC.

By:

Name:
Title:

Date:

EXECUTIVE

[Name]

Date: